Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Trinity Industries, Inc. Announces the Impact of Border Issues on Quarterly Deliveries

DALLAS – October 03, 2023 – Trinity Industries, Inc. (NYSE:TRN) (“Trinity” or the “Company”) today announced that the Company delivered 4,325 new railcars in the third quarter. Deliveries were 685 units below the Company’s third quarter projection due to the closing of the U.S.-Mexico border by the U.S. Customs and Border Protection Agency (“CBP”). In addition, increased state vehicle inspections have resulted in truck traffic congestion, negatively impacting the Company’s supply chain. Continued rail and truck congestion at the border will negatively impact the Company’s deliveries and supply chain until the congestion is resolved. Trinity is actively monitoring rail and truck traffic as both continue to be impacted.

On September 20, 2023, the CBP suspended U.S. bound cross-border rail traffic in Eagle Pass, Texas, the primary border crossing Trinity uses for railcar deliveries from its manufacturing facilities in Sabinas and Monclova, Mexico. According to the CBP, this action was taken to assist U.S. Border Patrol due to the recent influx of migrants at the border. While rail traffic operations resumed on September 23, there are still substantial congestion and rail traffic challenges.

Trinity remains in close contact with all stakeholders, including the relevant government agencies, and continues to evaluate available alternatives for rail and truck transportation between Mexico and the United States. Trinity will provide an update on the situation and its financial impact on the Company’s third quarter earnings call, scheduled for November 2, 2023.

About Trinity Industries

Trinity Industries, Inc., headquartered in Dallas, Texas, owns businesses that are leading providers of rail transportation products and services in North America. Our businesses market their railcar products and services under the trade name TrinityRail®. The TrinityRail platform provides railcar leasing and management services, as well as railcar manufacturing, maintenance and modifications. Trinity reports its financial results in two reportable segments: the Railcar Leasing and Management Services Group and the Rail Products Group. For more information, visit: www.trin.net.

Some statements in this release, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K.

Investor Contact:
Leigh Anne Mann
Vice President, Investor Relations
Trinity Industries, Inc.
(Investors) 214/631-4420

Media Contact:
Jack L. Todd
Vice President, Public Affairs
Trinity Industries, Inc.
(Media Line) 214/589-8909